SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 23, 2005

FindWhat.com, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 23, 2005, FindWhat.com, Inc. (the “Company”) issued a press release entitled, “FindWhat.com Announces Record Fourth Quarter and Full Year Results” regarding its financial results for the three months and year ended December 31, 2004, and held a Management Conference Call to discuss these results and the outlook of the Company. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 23, 2005, entitled “FindWhat.com Announces Record Fourth Quarter and Full Year Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FindWhat.com, Inc.

Date: February 24, 2005	By:	/s/ Craig A. Pisaris-Henderson

Craig A. Pisaris-Henderson
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 23, 2005, entitled “FindWhat.com Announces Record Fourth Quarter and Full Year Results.”